                                                                                        Exhibit 32.2

                                           CERTIFICATION PURSUANT TO
                                            18 U.S.C. SECTION 1350,
                                            AS ADOPTED PURSUANT TO
                                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tropical Sportswear Int'l Corporation (the "Company")
for the quarter ended January 2, 2004 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Robin Cohan, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Robin Cohan
                                                     Robin Cohan
                                                     Chief Financial Officer
                                                     February 11, 2004